UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2010

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported in our Current Report on Form 8-K filed on July 23, 2010, we entered into a $25,000,000 secured revolving line of credit with Bank of America, N.A., or the Bank of America Line of Credit, on July 19, 2010, whereby we initially secured the Bank of America Line of Credit with two of our previously acquired property acquisitions, Lacombe Medical Office Building and Parkway Medical Center, located in Lacombe, Louisiana and Beachwood, Ohio, respectively. Furthermore, as previously reported in our Current Report on Form 8-K filed on September 20, 2010, we secured the Bank of America Line of Credit with two additional property acquisitions, St. Vincent Medical Office Building and Livingston Medical Arts Pavilion, located in Cleveland, Ohio and Livingston, Texas, respectively.

On November 15, 2010, we, through G&E HC REIT II Sylva MOB, LLC, further secured the Bank of America Line of Credit by executing a leasehold deed of trust, assignment of leases and rents, security agreement and fixture filing on Sylva Medical Office Building, located in Sylva, North Carolina, or the Sylva MOB property, for the benefit of Bank of America, N.A., in connection with our acquisition of the property on November 15, 2010. We also entered into a collateral assignment of management contract, a joinder agreement to the original promissory note, and a joinder agreement to the original credit agreement and other loan documents, including the environmental indemnity agreement and pledge agreement, in connection with further securing the Bank of America Line of Credit. As a result, the Sylva MOB property has been added to the collateral pool of properties securing the Bank of America Line of Credit, which are collectively referred to as the borrowing base properties. In the event of default, Bank of America, N.A. has the right to terminate its obligations under the Bank of America Line of Credit loan documents, including the funding of future loans and to accelerate the payment on any unpaid principal amount of all outstanding loans and interest thereon and may seek foreclosure on the borrowing base properties or any other properties that are added to the collateral pool.

As a result of adding the Sylva MOB property as an additional borrowing base property to the collateral pool securing the Bank of America Line of Credit, our borrowing capacity under the Bank of America Line of Credit increased from $17,150,000 to $22,600,000, or an increase of $5,450,000.

The material terms of the leasehold deed of trust, assignment of leases and rents, security agreement and fixture filing, the collateral assignment of management contract, the joinder to promissory note and the joinder to credit agreement and other loan documents are qualified in their entirety by the agreements attached hereto as Exhibits 10.1 through 10.4, respectively, to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On November 22, 2010, we plan to issue a press release announcing our acquisition of the Sylva MOB property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events.

On November 15, 2010, we, through G&E HC REIT II Sylva MOB, LLC, purchased the Sylva MOB property from CDP-Sylva, LLC, an unaffiliated third party, for a purchase price of $11,400,000, plus closing costs. We financed the purchase price of the Sylva MOB property using $11,400,000 in borrowings under the Bank of America Line of Credit and proceeds from our offering. In connection with the acquisition, we paid an acquisition fee of approximately $314,000, or 2.75% of the purchase price, to Grubb & Ellis Equity Advisors, LLC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Leasehold Deed Of Trust, Assignment Of Leases And Rents, Security Agreement and Fixture Filing by G&E HC REIT II Sylva MOB, LLC in favor of Bank of America, N.A., dated November 15, 2010

10.2 Collateral Assignment of Management Contract between G&E HC REIT II Sylva MOB, LLC, Grubb & Ellis Equity Advisors, Property Management, Inc. and Bank of America, N.A., dated November 15, 2010

10.3 Joinder to Promissory Note between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, G&E HC REIT II Livingston MOB, LLC, G&E HC REIT II St. Vincent Cleveland MOB, LLC, G&E HC REIT II Sylva MOB, LLC and Bank of America, N.A., dated November 15, 2010

10.4 Joinder to Credit Agreement and Other Loan Documents between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, G&E HC REIT II Livingston MOB, LLC, G&E HC REIT II St. Vincent Cleveland MOB, LLC, G&E HC REIT II Sylva MOB, LLC and Bank of America, N.A., dated November 15, 2010

99.1 Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated November 22, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

November 19, 2010	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Leasehold Deed Of Trust, Assignment Of Leases And Rents, Security Agreement and Fixture Filing by G&E HC REIT II Sylva MOB, LLC in favor of Bank of America, N.A., dated November 15, 2010
10.2	Collateral Assignment of Management Contract between G&E HC REIT II Sylva MOB, LLC, Grubb & Ellis Equity Advisors, Property Management, Inc. and Bank of America, N.A., dated November 15, 2010
10.3	Joinder to Promissory Note between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, G&E HC REIT II Livingston MOB, LLC, G&E HC REIT II St. Vincent Cleveland MOB, LLC, G&E HC REIT II Sylva MOB, LLC and Bank of America, N.A., dated November 15, 2010
10.4	Joinder to Credit Agreement and Other Loan Documents between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, G&E HC REIT II Livingston MOB, LLC, G&E HC REIT II St. Vincent Cleveland MOB, LLC, G&E HC REIT II Sylva MOB, LLC and Bank of America, N.A., dated November 15, 2010
99.1	Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated November 22, 2010